Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA T. Rowe Price VCP Balanced Portfolio

(the “Portfolio”)

Supplement dated December 11, 2023 to the Portfolio’s Summary Prospectus and Prospectus, each dated May 1, 2023, as supplemented and amended to date

At a meeting held on December 6, 2023, the Board of Trustees of SunAmerica Series Trust (the “Board”) approved a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, and T. Rowe Price Australia Limited (“TRP Australia”), which will become effective on January 1, 2024 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about TRP Australia and the Sub-Subadvisory Agreement.

On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The second paragraph of the subsection of the Summary Prospectus entitled “Investment Adviser” and of the subsection of the Prospectus entitled “Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

The Portfolio is subadvised by T. Rowe Price Associates, Inc. and sub-subadvised by T. Rowe Price Investment Management, Inc. and T. Rowe Price Australia Limited.

On the Effective Date, the following change to the Prospectus will become effective:

The following paragraph is added to the subsection entitled “Management – Information about the Subadvisers”:

T. Rowe Price Australia Limited (TRP Australia) is located at Level 28, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000, Australia. TRP Australia is an Australian public company limited by shares organized and existing under the laws of Australia. TRP Australia is a wholly owned subsidiary of T. Rowe Price International Ltd, which itself is a wholly owned subsidiary of T. Rowe Price.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.